UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 6, 2005

JACKSONVILLE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Florida	001-14853	59-3472981

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Laura Street, Jacksonville, Florida		32202

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 904-421-3040

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 6, 2005, Jacksonville Bancorp, Inc. announced via press release its first quarter 2005 earnings.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(c)                  Exhibits

99.1              Press release dated as of May 6, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

(Registrant)

Date: May 6, 2005

/s/ VALERIE A. KENDALL

Valerie A. Kendall
Executive Vice President
& Chief Financial Officer